                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 23, 2004

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                         NEWTEK BUSINESS SERVICES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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          NEW YORK                     001-16123                 11-3504638
(STATE OR OTHER JURISDICTION         (COMMISSION              (I.R.S. EMPLOYER
      OF INCORPORATION)              FILE NUMBER)            IDENTIFICATION NO.)

100 QUENTIN ROOSEVELT BLVD., GARDEN CITY, NEW YORK                  11554
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 390-2260

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                           FORWARD-LOOKING STATEMENTS

     This Current Report on Form 8-K contains "forward-looking statements"
within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. The words "believe,"
"will be able," "anticipate," "estimate," "should," "will," "expect,"
"continue," "intend" or similar words are intended to identify forward-looking statements. Such statements involve risks and uncertainties that exist in the operations and business environment of Newtek Business Services, Inc. that could render actual outcomes and results materially different than predicted. Our forward-looking statements are based on assumptions about many factors, including, but not limited to: changes in interest rates or the general economy of the markets in which we operate; economic, technological or regulatory changes affecting the businesses conducted and to be conducted by us; our ability to employ and retain qualified employees; changes in government regulations that are applicable to our regulated small business lending; our ability to identify and complete acquisitions and successfully integrate the businesses we acquire; changes in the demand for the services we or our affiliates offer; the degree and nature of competition; and general volatility of the capital markets and the market price of our common stock. While we believe that our assumptions are reasonable at the time forward-looking statements were made, we caution that it is impossible to predict the actual outcome of numerous factors and, therefore, readers

should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made and we undertake no obligation to update such statements in light of new information or otherwise.

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ITEM 8.01. OTHER EVENTS AND REGULATION FD DISCLOSURE

Newtek Business Services Inc. on August 23, 2004 announced that through its subsidiary, AMS Payment Services Inc., it has entered into an exclusive agreement with Citicorp Payment Services Inc., a subsidiary of Citibank N.A., to market merchant payment processing services to approximately 85 Citibank
Financial Centers in the metropolitan Chicago and Southern Florida areas.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 23, 2004

                                         NEWTEK BUSINESS SERVICES, INC.

                                         By: /s/ Barry Sloane
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                                         Name:  Barry Sloane
                                         Title: Chairman of the Board, Chief
                                                Executive Officer and Secretary

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